Exhibit 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

                                   ----------

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

            800 Nicollet Mall
         Minneapolis, Minnesota                              55402
----------------------------------------     -----------------------------------
(Address of principal executive offices)                   (Zip Code)

                                   Rick Barnes
                         U.S. Bank National Association
                           21 South Street, 3rd Floor
                          Morristown, New Jersey 07960
                                 (973) 898-7161
            (Name, address and telephone number of agent for service)

                     Public Service Electric and Gas Company
                     (Issuer with respect to the Securities)

                New Jersey                                 22-1212800
-----------------------------------------   ------------------------------------
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
      incorporation or organization)

              80 Park Plaza
           Newark, New Jersey                                07101
-----------------------------------------   ------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

                       First and Refunding Mortgage Bonds
                       (Title of the Indenture Securities)

                                    FORM T-1
                                    --------

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

            a) Name and address of each examining or supervising authority to which it is subject.

                        Comptroller of the Currency
                        Washington, D.C.

            b)    Whether it is authorized to exercise  corporate  trust powers.

                        Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None

Items 3-15  Items 3-15 are not  applicable  because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

            1.    A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4.    A copy of the existing bylaws of the Trustee.**

            5.    A  copy  of  each  Indenture   referred  to  in  Item  4.  Not
                  applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

            7.    Report of Condition  of the Trustee as of  September  30, 2008
                  published   pursuant  to  law  or  the   requirements  of  its
                  supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

** Incorporated by reference to Exhibit 25.1 to registration statement on S-4, Registration Number 333-145601 filed on August 21, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Town of Morristown, State of New Jersey on the 17th of November, 2008.

                                            By: /s/ Rick Barnes
                                                ------------------------
                                                Rick Barnes
                                                Vice President

By: /s/ Paul O'Brien
    ------------------------
    Paul O'Brien
    Vice President

                                    Exhibit 6
                                    ---------

                                     CONSENT

      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: November 17, 2008

                                            By: /s/ Rick Barnes
                                                ------------------------
                                                Rick Barnes
                                                Vice President

By: /s/ Paul O'Brien
    ------------------------
    Paul O'Brien
    Vice President

                                    Exhibit 7
                         U.S. Bank National Association
                        Statement of Financial Condition
                                 As of 9/30/2008

                                    ($000's)

                                                                      9/30/2008
                                                                    ------------
Assets
     Cash and Balances Due From                                     $  7,232,911
         Depository Institutions
     Securities                                                       36,927,854
     Federal Funds                                                     3,517,817
     Loans & Lease Financing Receivables                             165,651,532
     Fixed Assets                                                      3,030,773
     Intangible Assets                                                12,172,606
     Other Assets                                                     14,063,317
                                                                    ------------
     Total Assets                                                   $242,596,810

Liabilities
     Deposits                                                       $147,640,677
     Fed Funds                                                        13,500,584
     Treasury Demand Notes                                                     0
     Trading Liabilities                                                 488,249
     Other Borrowed Money                                             43,752,578
     Acceptances                                                               0
     Subordinated Notes and Debentures                                 7,379,967
     Other Liabilities                                                 6,540,570
                                                                    ------------
     Total Liabilities                                              $219,302,625

Equity
     Minority Interest in Subsidiaries                              $  1,679,593
     Common and Preferred Stock                                           18,200
     Surplus                                                          12,057,621
     Undivided Profits                                                 9,538,771
                                                                    ------------
         Total Equity Capital                                       $ 23,294,185

Total Liabilities and Equity Capital                                $242,596,810

--------------------------------------------------------------------------------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By: /s/ Rick Barnes
    --------------------------
    Vice President

Date: November 17, 2008